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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):           May 1, 2002
                                                  ------------------------------

                              THOUSAND TRAILS, INC.
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               (Exact name of Registrant as Specified in Charter)

          Delaware                       1-14645                  75-2138671
-------------------------------   ------------------------     ----------------
(State or other jurisdiction of   (Commission File Number)     (I.R.S. employer
incorporation or organization)                               identification no.)

2711 LBJ Freeway, Suite 200, Dallas, TX                          75234
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:          (972) 243-2228
                                                             --------------


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          (Former Name or Former Address if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

On May 1, 2002, Thousand Trails, Inc. issued a press release announcing its financial results for the third quarter of fiscal 2002, which ended March 31, 2002. This press release is filed as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     Press Release of Thousand Trails, Inc. issued on May 1, 2002.

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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       THOUSAND TRAILS, INC.
                                       (Registrant)

Date: May 1, 2002                      By: /s/ William J. Shaw
                                           -----------------------
                                           William J. Shaw
                                           President and
                                           Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1           Press Release of Thousand Trails, Inc. issued on May 1, 2002.